UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 21, 2016
MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)
Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas 75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2016, Mannatech, Incorporated (the “Company”) issued a press release announcing it has promoted its Chief Accounting Officer, David A. Johnson, to the position of Chief Financial Officer, effective immediately.

Mr. Johnson’s full biography and, to the extent applicable, the information required by Item 404(a) of Regulation S-K are included in the Company’s definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 20, 2016 (the “2016 Proxy Statement”).  The Company’s board of directors approved an increase in Mr. Johnson’s annual base salary to $190,000 for 2016, effective as of his promotion to Chief Financial Officer. Mr. Johnson will also be eligible to participate in the Company’s incentive and other benefit plans available to other similarly situated officers of the Company.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit Number	Exhibit
99.1*	Press release, dated April 21, 2016, entitled “Mannatech Promotes CFO, Controller to Lead Finance Transformation.”

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: April 21, 2016	By:	/s/ David A. Johnson
David A. Johnson
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit
99.1*	Press release, dated April 21, 2016, entitled “Mannatech Promotes CFO, Controller to Lead Finance Transformation.”

*Filed herewith.